UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_____________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2019 (March 14, 2019)

CĪON Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-54755 (Commission File Number)	45-3058280 (IRS Employer Identification No.)

3 Park Avenue, 36th Floor

New York, New York 10016

(Address of Principal Executive Offices)

(212) 418-4700

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 14, 2019, Flatiron Funding II, LLC (“Flatiron Funding II”), a wholly-owned, special purpose financing subsidiary of CĪON Investment Corporation (“CĪON”), entered into a second amendment to the credit and security agreement (the “Second Amended Citibank Credit Facility”) with CION Investment Management, LLC, CĪON’s investment adviser (“CIM”), as collateral manager, CĪON, Citibank, N.A. (“Citibank”), as lender and administrative agent, and U.S. Bank National Association, as custodian, collateral agent and collateral administrator.

Pursuant to the Second Amended Citibank Credit Facility, (i) the aggregate principal amount available for borrowings was increased from $325,000,000 to $350,000,000, subject to compliance with a borrowing base, (ii) the reinvestment period was extended for two years until March 29, 2021 and (iii) the maturity date was extended to March 30, 2022.

The foregoing description of the Second Amended Citibank Credit Facility, as set forth in this Item 1.01, is a summary only and is qualified in all respects by the provisions of the second amendment to the credit and security agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition.

On March 18, 2019, CĪON issued a press release announcing its operating results for the year ended December 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Second Amendment to Credit and Security Agreement, dated as of March 14, 2019, by and among Flatiron Funding II, LLC, CION Investment Management, LLC, CĪON Investment Corporation, the Lenders from time to time party thereto, Citibank, N.A. and U.S. Bank National Association.

99.1	Press Release dated March 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation

Date: March 18, 2019	By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
10.1	Second Amendment to Credit and Security Agreement, dated as of March 14, 2019, by and among Flatiron Funding II, LLC, CION Investment Management, LLC, CĪON Investment Corporation, the Lenders from time to time party thereto, Citibank, N.A. and U.S. Bank National Association.

99.1	Press Release dated March 18, 2019.